UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 7, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        8082                   71-0918189
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)
                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

   Item 8.01   Other Events.

     Since our earnings call on Thursday, November 1, 2008, we have received numerous questions regarding the potential impact of our announcement relating to the notices we issued to terminate 192 managed care contracts under which we were being reimbursed at rates below our cost. Because we have multiple contracts with the same payors, covering different provider numbers and geographical services areas, the 192 contract terminations were with only 4 separate payors. Most of these managed care contracts have termination provisions that require 30-90 days notice. Accordingly, we do not expect any material impact from terminating these contracts until the first or second quarter of 2008. As indicated on our earnings call, we are attempting to negotiate new contracts with many of these payors. Our goal is to negotiate contracts that contain reimbursement rates that reflect the true cost and value of providing home care. Further, we expect that in many instances we may negotiate reimbursement rates on a patient by patient basis with those payors with whom we are unable to negotiate a new comprehensive contract. Because of the many variables that could affect the financial impact in 2008 from terminating these contracts, we do not believe it is appropriate at this time to provide an estimate of the future financial impact. However, in order to provide a basis for understanding the historical impact of these relationships, we have elected to provide an estimate of the financial contribution of these contracts during the nine month period ended September 30, 2007. For the nine months ended September 30, 2007, these contracts contributed approximately $1.78 million in revenue. Based on our best estimate of direct cost attributable to these commercial patients, the overall direct cost of providing services under these 192 contracts during this period was approximately $2.42 million. Therefore, for the nine months ended September 30, 2007 these contracts resulted in a pre-tax operating loss of approximately $639,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LHC GROUP, INC.


                                    By:  /s/ Peter J. Roman
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                                         Peter J. Roman
                                         Chief Financial Officer


Dated:   November 7, 2007